FORM 8-K



                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported) 6/4/97



                                 GLOBALINK, INC.
             (Exact Name of Registrant as specified in its Charter)




     Delaware                       33-60296               54-1473222
 (State or other                (Commission File          (IRS Employer
  Jurisdiction of                    Number)              Identification
  Incorporation)                                              Number)




9302 Lee Highway, 12th Floor, Fairfax, Virginia                      22031
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, including area code:     703-273-5600

Item 4.           Other Events

On June 4, 1997, the Board of Directors of the Registrant accepted the resignation of Michael J. Murphy as a director of the Registrant. Mr. Murphy resigned due to the significant time constraints associated with the management of his own business which prevented him from fulfilling his duties as a director. It was in anticipation of this that the Board of Directors of the Registrant appointed Thomas W. Patterson as a director on March 5, 1997.



Item 7.           Financial Statements and Exhibits

         (a)      None

         (b)      Exhibits

                  None

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 1997                GLOBALINK, INC.



                                   By:/s/ Mark A. Paiewonsky
                                      --------------------------------
                                          Mark A. Paiewonsky
                                          Chief Financial & Accounting
                                          Officer